UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 15, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                      0-12422                35-1562245
State or Other Jurisdiction of      Commission File No.    I.R.S. Employer
Incorporation or Organization                              Identification Number



                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on July 15, 2005, in which MainSource Financial Group, Inc. announced the exercise in full of the over-allotment option in its recent public offering and the sale pursuant to the option of 260,860 shares of common stock at a price to the public of $17.50 per share.

Item 9.01.    Financial Statements and Exhibits

        (c)   Exhibits

Exhibit No.                       Description

     99.1              MainSource  Financial  Group, Inc.'s press release  dated
                       July 15, 2005.


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                MAINSOURCE FINANCIAL GROUP, INC.

Date:    July 15, 2005          By:  /s/ Donald A. Benziger
                                ----------------------------------
                                     Donald A. Benziger
                                     Sr. Vice President and
                                     Chief Financial Officer